UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2013
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Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 849-9911
NOT APPLICABLE
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 on Form 8-K/A to Flotek Industries, Inc.'s current report on Form 8-K, filed with the United States Securities and Exchange Commission on May 13, 2013 (the “Form 8-K”), is solely to add Items 9.01(a) and (b) to the Form 8-K.

No other changes have been made to the Form 8-K. This Amendment No. 1 speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and, except as specifically described herein, does not modify or update in any way disclosures made in the original Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements of Florida Chemical Company not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: June 11, 2013	/S/ H. RICHARD WALTON
H. Richard Walton
Executive Vice President and Chief Financial Officer